SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) is made as of September 11, 2020 by and among Accolade, Inc. (“Borrower”), the financial institutions signatory hereto (the “Lenders”) and Comerica Bank, as agent for the Lenders (in such capacity, “Agent”).

RECITALS

A.          Borrower, Agent and Lenders entered into that certain Credit Agreement, dated as of July 19, 2019 (as amended or otherwise modified from time to time, the “Credit Agreement”).

B.          Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement, all as set forth herein and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1.          The definition of “Excluded Account” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Excluded Accounts” shall mean (a) any payroll accounts or benefit accounts held solely for the benefit of Borrower’s employees, (b) any petty cash and other bank accounts, amounts on deposit in which do not exceed Fifty Thousand Dollars ($50,000) in the aggregate for a period of five consecutive Business Days, (c) accounts for Borrower or Accolade Technologies s.r.o. maintained at Citibank in aggregate account balances not to exceed $1,500,000 at any time, and (d) so long as the Credit Parties maintain at least $40,000,000 of their aggregate month-end deposit account and securities account balances, measured as of the last day of each month, with Agent (or Comerica Securities, Inc.), and at least $40,000,000 of their aggregate month-end deposit account and securities account balances, measured as of the last day of each month, with Western Alliance Bank, any other deposit accounts and securities accounts; provided, that, if such aggregate balances maintained with Agent (or Comerica Securities, Inc.) or Western Alliance Bank are less than such $40,000,000 minimum aggregate balance requirement at the end of any month, then the Credit Parties shall transfer funds to the appropriate accounts to restore such $40,000,000 minimum aggregate balance requirement (subject to the requirements set forth in Section 7.14), within 5 Business Days of the end of such month.

2.          This Amendment shall become effective (according to the terms hereof) on the date (the “Second Amendment Effective Date”) that the following conditions have been fully satisfied by Borrower:

(a)         Agent shall have received via facsimile or PDF (followed by the reasonably prompt delivery of original signatures after the Second Amendment Effective Date) counterpart originals of this Amendment, in each case duly executed and delivered by Agent, Borrower and the Lenders.

(b)         Agent shall have received payment of all out of pocket expenses incurred in connection with this Amendment (including legal fees).

3.          Borrower hereby certifies to the Agent and the Lenders as of the Second Amendment Effective Date that (a) execution and delivery of this Amendment and the performance by each of the Credit Parties of its obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within such undersigned’s powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Article 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (except to the extent such representations specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), (c) there have been no changes to any Credit Party’s constitutional documents since August 21, 2020, and (d) on and as of the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.          Except as specifically set forth above, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder or any of the other Loan Documents. Nor shall this Amendment constitute a waiver or release by the Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents. Furthermore, this Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by Borrower with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

5.          MD Insider, Inc., party to that certain Guaranty, dated as of September 17, 2019 (the “Guaranty”) hereby ratifies and confirms its obligations under the Amended Credit Agreement and the applicable Guaranty, and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of this Amendment, subject to no setoff, defense or counterclaim. MD Insider, Inc. confirms that this reaffirmation is not required by the terms of the Guaranty and need not be obtained in connection with any prior or future amendments or extensions of additional credit to Borrower.

6.          Borrower and each other Credit Party hereby acknowledges and agrees that this Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrower, any other Credit Party, or any other party or any right, privilege or remedy of the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

7.          Except as specifically defined to the contrary herein, capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

8.          This Amendment is a Loan Document.

9.          This Amendment may be executed in counterparts in accordance with Section 13.9 of the Credit Agreement.

10.       AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE CREDIT PARTIES HEREBY RELEASES AGENT, EACH LENDER, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FOREGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY AGENT OR ANY LENDER UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH AGENT AND/OR ANY LENDER AND ALL OTHER OBLIGATIONS OF ANY NATURE OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY CREDIT PARTY HAS OR MAY HAVE HAD WITH AGENT OR ANY LENDER AT ANY TIME AND FOR ANY REASON.

It is understood by each of the Credit Parties and it is each Credit Party’s intention that the release set forth in the preceding paragraph (the “Release Paragraph”) shall be effective as a full and final accord and satisfactory release of each and every matter specifically referred to in the Release Paragraph. In furtherance of this intention, each Credit Party acknowledges that it is familiar with, and upon advice of counsel, does hereby waive, any and all rights they may have or acquired under California Civil Code Section 1542, which reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

11.        This Amendment shall be construed in accordance with and governed by the laws of the State of California.

WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK,
as Administrative Agent and a Lender

By:	/s/ Walter Weston
Walter Weston
Its:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement (16917169)]

WESTERN ALLIANCE BANK,
as Lender

By:	/s/ Whitley Mayberry

Its:	Relationship Manager

[Signature Page to Second Amendment to Credit Agreement (16917169)]

s
ACCOLADE, INC., as
Borrower

By:	/s/ Stephen Barnes

Its:	Chief Financial Officer

MD INSIDER, INC.,

By:	/s/ Stephen Barnes

Its:	Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (16917169)]